Exhibit 99.2 Investor Presentation August 2022

Disclaimer For the purposes of this notice, this “presentation” will mean and include the slides, any oral presentation of the slides by members of management of GSR II Meteora Acquisition Corp. (“GSRM”) or Lux Vending, LLC d/b/a Bitcoin Depot (the “Company” or “Bitcoin Depot”) or any person on their behalf, any question-and-answer session that follows that oral presentation, hard copies of this document and any materials distributed at, or in connection with, that presentation. By attending the meeting where the presentation is made, or by reading the presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this presentation. Confidentiality: This presentation is preliminary in nature and provided solely for informational and discussion purposes only and must not be relied upon for any other purposes. This presentation is intended solely for investors that are qualified institutional buyers (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)), institutional accredited investors (as defined under Regulation D as promulgated under the Securities Act) and eligible institutional investors outside the U.S. and has been prepared for the purposes of familiarizing such investors with the potential business combination (the “Business Combination”) between GSRM and the Company and related transactions, including the proposed private offering of GSRM’s or the Company’s securities (the “PIPE” and together with the Business Combination, the “Proposed Transactions”) and for no other purpose. 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No Offer or Solicitation: This presentation and any oral statements made in connection with this presentation do not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, consent or approval in any jurisdiction in connection with the Proposed Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the PIPE will be made only pursuant to a definitive subscription or purchase agreement and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. 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While such information is believed to be reliable for the purposes used herein, none of the Company, GSRM or any of their respective affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with GSRM, the Company or their respective representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Company, GSRM or the Proposed Transactions. Recipients of this presentation should each make their own evaluation of the Company, GSRM or the Proposed Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients are not entitled to rely on the accuracy or completeness of this presentation and are entitled to rely solely on only those particular representations and warranties, if any, which may be made by GSRM or the Company to a recipient of this presentation or other third party in a definitive written agreement, when, and if executed, and subject to the limitations and restrictions as may be specified therein. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. Any representations, warranties, agreements or covenants between the recipient and any parties involved in the Proposed Transactions will be set forth in definitive agreements by and among such persons. The Company and GSRM expressly disclaim any duty to update the information contained in this presentation, whether as a result of new information, future events or otherwise. 2

Disclaimer Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, opinions and projections prepared by the Company’s and GSRM’s management. Forward-looking statements generally relate to future events or the Company’s or GSRM’s future financial or operating performance, including pro forma and estimated financial information, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). For example, projections of future EBITDA, Adjusted EBITDA and other metrics are forward-looking statements. The recipient can identify forward-looking statements because they typically contain words such as “outlook,” “believes,” “expects,” “ will,” “projected,” “continue,” “increase,” “may,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negatives or variations of these words or other comparable words and/or similar expressions (but the absence of these words and/or similar expressions does not mean that a statement is not forward-looking). These forward-looking statements specifically include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits of the Proposed Transactions and the potential success of the Company’s strategy and expectations related to the terms and timing of the Proposed Transactions. Forward-looking statements, opinions and projections are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s and GSRM’s current beliefs, expectations and assumptions regarding the future of their respective businesses and of the combined company, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s or GSRM’s control. These uncertainties and risks may be known or unknown. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations, including, without limitation, as a result of matters discovered by the parties as they complete their respective due diligence investigations of the other, and any subsequent definitive agreements with respect to the Proposed Transactions; (2) the outcome of any legal proceedings that may be instituted against the Company, GSRM, the combined company or others following the announcement of the Proposed Transactions and any definitive agreements with respect thereto; (3) the inability to complete the Proposed Transactions due to the failure to obtain GSRM shareholder approval of the Business Combination, to obtain financing to complete the Proposed Transactions or to satisfy other conditions to closing; (4) changes to the proposed structure of the Proposed Transactions that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Proposed Transactions; (6) the risk that the Proposed Transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the Proposed Transactions; (7) the ability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Proposed Transactions; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by general economic conditions and other economic, business and/or competitive factors; (11) the Company’s estimates of expenses and profitability, business strategy and plans and the result of future financing efforts; (12) geopolitical events, natural disasters, acts of God and pandemics; and (13) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in GSRM’s final prospectus relating to its initial public offering dated February 24, 2022. If any of these risks materialize or the Company’s or GSRM’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements contained herein. In addition, forward-looking statements reflect the Company’s and GSRM’s expectations and views as of the date of this presentation. The Company and GSRM anticipate that subsequent events and developments will cause their respective assessments to change. However, while the Company and GSRM may elect to update these forward-looking statements in the future, each of them specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on the forward-looking statements, which speak only as of the date they are made. Use of Projections: This presentation contains financial forecasts with respect to the Company’s projected financial results. Such projected financial information constitutes forward-looking information, is included for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors of the Company and GSRM have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have expressed no opinion and have not provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information; Non-GAAP Measures: Certain of the financial information and data contained in this presentation have not been subject to a completed audit and do not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement or prospectus that may be filed with the Securities and Exchange Commission (the “SEC”). This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA, Adjusted EBITDA and certain ratios and other metrics derived therefrom. The Company defines (i) EBITDA as earnings before interest expense, taxes, depreciation and amortization and (ii) Adjusted EBITDA as EBITDA further adjusted by the removal of certain non-recurring costs and assumed public company costs. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Such measures may not be indicative of the Company’s historical operating results nor are such measures meant to be predictive of future results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. As such, undue reliance should not be placed on these non- GAAP financial measures. 3

Disclaimer The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation and/or to the appendix found at the end of this presentation for more details regarding the calculations of such measures and/or for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Industry and Market Data: In this presentation, the Company relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. Neither the Company nor GSRM has independently verified the accuracy or completeness of any such third-party information. Trademarks and Trade Names: The Company and GSRM own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with the Company or GSRM, or an endorsement or sponsorship by or of the Company or GSRM. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®,™ or℠ symbols, but such references are not intended to indicate, in any way, that the Company or GSRM will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Additional Information: In connection with the proposed Business Combination, GSRM intends to file with the SEC either a preliminary proxy statement or a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of GSRM, and after the definitive proxy statement is filed (or the registration statement is declared effective, as applicable), GSRM will mail to its shareholders a definitive proxy statement (or a definitive proxy statement/prospectus, as applicable) relating to the proposed Business Combination. This presentation does not contain all the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. GSRM’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement (or the preliminary proxy statement/prospectus, as applicable) and the amendments thereto and the definitive proxy statement (or the definitive proxy statement/prospectus, as applicable) and other documents filed in connection with the Proposed Transactions, as these materials will contain important information about GSRM, the Company and the Proposed Transactions. When available, the definitive proxy statement (or the definitive proxy statement/prospectus, as applicable) and other relevant materials pertaining to the proposed Business Combination will be mailed to shareholders of GSRM as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement (or the preliminary proxy statement/prospectus, as applicable), the definitive proxy statement (or the definitive proxy statement/prospectus, as applicable) and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: GSR II Meteora Acquisition Corp., 840 Park Drive East, Boca Raton, Florida 33432. 4

GSRM Team Overview Gus Garcia Lewis Silberman Anantha Ramamurti Joseph Tonnos Yuya Orime Co-CEO & Director Co-CEO & Director President & Director CFO Senior Vice President ▪ GSR II Meteora Acquisition Corp (“GSRM”) completed its IPO in March 2022 with $321 million cash-in-trust ▪ Highly experienced sponsor team with extensive SPAC transaction credentials ▪ Members of GSRM team have advised on 22 SPAC mergers that have closed within the last 2 years alone, and have served as officers of 4 SPACs 5

What Bitcoin Depot IS and IS NOT Bitcoin Depot IS… Bitcoin Depot IS NOT… An Easy Way to Convert Cash to Crypto A Crypto Miner or Exchange û A Money Services Business / Non-Traditional A Provider or Vendor of Tokens, ICOs or NFTs û Financial Services Provider A Practitioner of Robust and Proactive A Crypto Lender or Crypto Staking Business û Compliance A Company with a History of Profitability, with Historically Correlated to Bitcoin Prices û Multiple Growth Opportunities 6

Bitcoin Depot is an Ideal Business Combination for GSRM Leader in Growth Industry with Secular and Thematic Tailwinds ✔ Solid Financial Profile With Significant EBITDA ✔ Future Growth Opportunities Across Multiple Organic and Inorganic Initiatives ✔ Compelling Public Company Story with Quality Management ✔ 7

Transaction Overview Key Transaction Terms (3) (2) Transaction will result in approximately $170 million of cash (assuming 0% redemption) added to Bitcoin Depot’s balance sheet to go towards funding its business plan. (4) Earn-out of 15 million shares outstanding at close issued to existing Bitcoin Depot shareholders vested equally at illustrative pro forma share prices of $12, $14, and $16 per share. The stock consideration to be issued to the existing Bitcoin Depot shareholders shall be a separate class that will have ten votes per share. $15mm minimum for secondary and potentially higher depending on various waterfalls relating to paydown of debt and retention of cash by Bitcoin Depot (1) Illustrative Post-Transaction Ownership (2) 0% Redemption 85% Redemption 7% 10% Bitcoin Depot Shareholders (5) 17% GSRM Public Shareholders 42% 51% GSRM Sponsor 73% (1) Excluding earn-out of the existing Bitcoin Depot shareholders and deferred founder shares. GSRM Public Shareholders include GSRM rights and potential additional issuances to equity holders. Does not reflect the impact from potential dilution from GSRM public warrants and Sponsor warrants. (2) Average redemption of closed SPAC mergers in the last 6 months as of August 17, 2022. Redemption scenarios are illustrative and subject to minimum cash and other closing conditions. (3) Pro Forma valuation at $10.15 per share. (4) Estimated balance as of FY2022. (5) Fees and expenses are preliminary and subject to confirmation. For larger redemption scenario, a portion of the fees will be paid in GSRM common stock rather than in cash. 8

Company Overview 9

Mission BRINGING BITCOIN to the MASSES

Entrepreneurial and Visionary Management Team Brandon Mintz Scott Buchanan Founder & Chief Executive Officer Chief Operating Officer / Chief Financial Officer Cash to Crypto Sarah Wessel Jason Sacco Mark Smalley Bill Knoll VP of Sales VP of Operations Chief Compliance Officer Head of Product 11

Bitcoin Depot at a Glance (1) Leading BTM operator providing a simple and convenient process to convert cash into cryptocurrency $1.2B 149% 2.3M 25k 7k+ $38M Total Transacted Total Transactions Installed Kiosks LTM Adjusted (4) (3) Same-Kiosk Sales Monthly Active Users (2) (2) (5) Volume Completed in North America EBITDA (6) Significant BTM Operator by Market Share Profitable Growth 8% $623m 56% 20% 9 +51% YoY Margin 47 Canadian U.S. States LTM LTM Provinces Adj. EBITDA as % Revenue (5)(7) of Gross Profit Note: Metrics are as of June 2022, unless noted otherwise. (4) Same-Kiosk Sales represent year-over-year growth rate of transacted volume from kiosks deployed over 12 months. (1) Bitcoin ATM. (5) As of June 30, 2022. Adjusted EBITDA is a non-GAAP measure. Please see appendix. (2) Since inception of Bitcoin Depot in 2016. (6) Source: Coinatmradar.com as of August 3, 2022. https://coinatmradar.com/charts/top-operators/united-states/ and (3) Total number of users that transacted in June 2022. https://coinatmradar.com/charts/top-operators/canada/ (7) Gross Profit is a non-GAAP measure. Please see appendix. 12

TM Get Bitcoin in a Minute 1 2 3 4 Setup a Bitcoin Wallet Choose Crypto Amount Scan Digital Wallet Receive Crypto Download Bitcoin Depot or Click “Buy Crypto” and Choose Insert Cash and Scan the QR Code on Kiosk Other Digital Wallet the Amount to Purchase Click “Finish” Mobile App At Kiosk 13

Why Our Users Love Us Customers use the Bitcoin Depot mobile app to access several dynamic tools that are key to the cryptocurrency user experience Convenient Locations Simple & Quick Account Set Up Cryptos Available in Minutes Responsive Customer Support Transact Without a Bank Account Intuitive Mobile App (1) (3) Key Use Cases for Bitcoin Depot Bitcoin Depot vs. Online Crypto Exchanges Online Exchanges Account Setup Time 1 Minute 3+ Days Domestic International Investment / Online Time to Receive First Crypto Purchase < 1 Hour 3+ Days Money (2) Remittance Store Value Purchases (2) Transfer Accessible Without a Bank Account X ✓ Accepts Cash X ✓ Customer Support via Phone / Texts X ✓ (1) Based on our user survey data as of August 3, 2022. n=1,200. (2) Subject to licensing in certain jurisdictions, as applicable. (3) Representative user experience. 14

Why Our Partners Love Us Benefits to Retailers Retailer Distribution Overview Transaction Volume Breakdown Increased Average Predictable Flat Rate (2) (CY2021: $528M) Customer Spend Monthly Rent 6% 20% Small Kiosk Hands-off: Bitcoin Depot Manages Entire Process Footprint (2’ x 2’ ft) 74% Increased Retail Store Minimal Out-of-Pocket Foot Traffic (1) Cost Independent Retailers Other Retail Chains (1) Kiosk uses standard outlet in store; cost to power is de minimis. (2) Excludes transaction volume from inactive kiosks. 15

Setting the Bar with our Compliance Practices and Standards Best-in-Class Compliance is a Core Value for Bitcoin Depot Bitcoin Depot's compliance team takes a proactive approach to industry requirements, monitoring and reporting suspicious activities and working closely with law enforcement as required Bitcoin Depot has established robust multi-layer compliance procedures, including KYC (Know-Your- Customer) and AML (Anti-Money Laundering) programs Bitcoin Depot has robust transaction monitoring systems to analyze transactions in real-time, taking advantage of the rich transaction data from its own network and on the blockchain 16

Bitcoin Depot Compliance Infrastructure Communication: Proactive Dialogue People: Experienced Technology: Multi-Layer with Regulatory Agencies Compliance Team Compliance Procedures Bitcoin Depot’s compliance team Accounts are verified at the time Bitcoin Depot coordinates closely has over 50 years of combined of creation with ongoing with financial regulators, experience in AML, KYC, BSA transaction monitoring and screening for blacklisted (Bank Secrecy Act), and screening against sanctions lists individuals and wallets OFAC (Office of Foreign Assets Control) compliance Transaction review includes ID, Bitcoin Depot regularly files wallet check, OFAC screening, Currency Transaction Reports and Bitcoin Depot utilizes Blockchain FinCEN reporting, and Suspicious Activity Reports analysis and works with various screening/reporting via third- third parties for transaction party compliance software monitoring and case management 17

Investment Highlights 18

Investment Highlights Beneficiary of Megatrend: Broadening Adoption of Cryptocurrencies 1 Network of 7,000+ Kiosks for Converting Cash to Digital Currency, with Convenient, High-Performing Locations 2 Attractive Combination of Historical Growth and Current Profitability with Demonstrated Track Record of Success 3 Transaction Volumes Are Not Historically Correlated to the Price of Bitcoin or other Cryptocurrencies; Resiliency Despite 4 Cryptocurrency Volatility Primed for Unique Growth Opportunities Through Strong Partnerships, Consolidation of Highly-Fragmented Market and 5 International Expansion 19

Digital Asset Market Tailwinds (1) (2) Growth of Global Crypto ATM Market Annual Transaction Volume ($bn) by Payment Network (2021) # of BTMs 38,429 $13,505 34,386 +95% CAGR $7,722 14,051 $3,007 6,364 $1,284 4,106 2,076 $504 969 2016 2017 2018 2019 2020 2021 1H 2022 (1) Source: Coinatmradar.com as of August 3, 2022. https://coinatmradar.com/charts/growth/ (2) Source: Glassnode and corporate filings. 20

Bitcoin Depot has Leading BTM Market Share in North America

- **Bitcoin Depot currently operates approximately 7,000 kiosks in 47 U.S. states and 9 Canadian provinces**
  - Our kiosks are located in zip codes addressing over 40% of US population
  - Pending license application in New York State, which represents a large market opportunity (less than 300 BTMs statewide as of August 3, 2022) (1)
    - We believe the state's population could potentially support 2,500-3,000 BTMs over time (2)



Top Crypto ATM Operators (United States) (1)



BITCOIN DEPOT
6692 (20%)
CoinCloud
5673 (17%)
COINFLIP
4027 (12%)
Bitcoin of America
2289 (7%)
BITSTOP
1899 (6%)
rockitcoin
1779 (5%)
Coinsource
1600 (5%)
ByteFederal
1092 (3%)
National Bitcoin ATM
895 (3%)
cash 2 bitcoin
844 (3%)

Top Crypto ATM Operators (Canada) (1)



Localcoin
834 (34%)
BITCOIN WELL
240 (10%)
BITCOIN DEPOT
201 (8%)
HoneyBadger
196 (8%)
166 (7%)
instacoin
159 (7%)
BitNATIONAL
147 (6%)
FastBTC
93 (4%)
Bitcoin4U
72 (3%)
BITCOINIACS
57 (2%)

(1) Source: Coinatmradar.com as of August 3, 2022.The source only accounts for cash-to-Bitcoin ATMs; therefore, excluding LibertyX and Coinme from the chart. https://coinatmradar.com/country/226/bitcoin-atm-united-states/, https://coinatmradar.com/charts/top-operators/united-states/ and https://coinatmradar.com/charts/top-operators/canada/

(2) Internal analysis; based on similar population size in state of Florida.

BITCOIN DEPOT

21

Robust Retail Partnerships Pave Our Path for Further Growth (1) Bitcoin Depot is Circle K’s Exclusive BTM Provider We Partner with Major Retailers Fortune 500 Largest Privately Owned Specialty Retailer American Gas Station Chain Over 1,900 kiosks deployed across U.S. and Canada as of July Fortune 500 Major Convenience 2022 American Gas Station Chain Store Chains Circle K has over 9,000 stores in North America, with over 4,800 stores in Europe and other International markets “Our partnership with Bitcoin Depot further builds on our commitment, giving our brand an important, early presence in the fast-growing cryptocurrency marketplace as a convenient destination where customers Leading Retail Outlets can buy Bitcoin.” Denny Tewell, Senior Vice President Global Merchandise and Procurement (1) Via a partnership with payment processing provider. Select partners represented. 22

Bitcoin Depot Results Decoupled from Crypto Prices $180 $80 $160 $70 $140 $60 $120 $50 $100 $40 $80 $30 $60 $20 $40 $10 $20 $0 $0 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 (1) Total Transaction Volume Bitcoin Price (1) Factset as of June 30, 2022. 23 Total Transaction Volume ($mm) (1) Bitcoin Price ($’000)

Transaction Volume by Kiosk Cohort Annual Cohort 1H Cohort (1) (1) Initial Year 1H Transaction Volume 1H 2022 Transaction Volume Initial Year Transaction Volume 2021 Transaction Volume CAGR CAGR $89 $193 +73% +164% $52 $84 $73 +26% +134% +49% +75% $15 +56% +17% +23% $10 $19 $18 $15 $4 $4 $3 $2 $1 $1 $4 $4 1H 1H 1H 1H 1H 1H 1H 1H 1H 1H 2017 2021 2018 2021 2019 2021 2020 2021 17 22 18 22 19 22 20 22 21 22 2017 Cohort 2018 Cohort 2019 Cohort 2020 Cohort 1H17 Cohort 1H18 Cohort 1H19 Cohort 1H20 Cohort 1H21 Cohort # of 59 65 335 900 28 46 62 230 1,663 Kiosks: (1) Calculated since the initial deployment years for respective cohort groups. 24 Transaction Volume ($mm) Transaction Volume ($mm)

Cryptocurrencies “At The Register” We signed an agreement with an industry leading payment processing provider, allowing customers to purchase crypto at over 8,000 (1) retail locations across 22 states and Puerto Rico (1) Agreements with retailers that have over 18,000 locations Through this relationship, we can scale our customer reach with limited capital expenditure Find a Location Select an Amount Pay at Register Complete Transaction Find a potential location Select an amount to Bring barcode to scan at Once purchased, customers can send retailer’s register purchase, transaction and exchange crypto immediately limits are displayed here 25 (1) As of August 12, 2022.

Multiple Future Growth Opportunities Credit/Debit International Industry Transactions Expansion Consolidation on BTMs Additional Consumer- Buy/Sell Cryptos B2B Software Facing Financial on Traditional and Data Solutions Services Cash ATMs 26

Financial Summary ($mm) Actual CY2020 CY2021 1H 2021 1H 2022 Revenue $245 $549 $248 $322 (1) $31 $56 $24 $35 Gross Profit (Non-GAAP) % of Revenue 13% 10% 10% 11% (2)(3) $21 $29 $14 $22 Adjusted EBITDA % of Gross Profit 68% 53% 59% 64% Note: Majority of revenue is represented by total transacted volume at kiosks. (1) Gross Profit is a non-GAAP measure. Please see appendix. (2) Adjusted EBITDA is a non-GAAP measure. Please see appendix. 27

Key Business Takeaways Mainstreaming of Cryptocurrency and Digital Assets #1 Bitcoin ATM Operator in North America with 7,000+ Kiosks Key Retail Relationships, Highlighted by Circle K Multiple Service Offerings and Geographic Expansion Opportunities Driving Growth Meaningful Revenue Scale and Currently Profitable 28

Appendix 29

Reconciliation of Non-GAAP Financials ($mm) Actual CY2020 CY2021 1H 2021 1H 2022 Revenue $ 245 $ 549 $ 248 $ 322 (1) Cost of Revenue (214) (493) (224) (287) Gross Profit (Non-GAAP) $ 31 $ 56 $ 24 $ 35 ($mm) Actual CY2020 CY2021 1H 2021 1H 2022 Net Income $ 14 $ 6 $ 5 $ 6 Interest Expenses 1 8 3 6 Tax Expenses - (0) - - Depreciation & Amortization 2 13 5 9 Non-Recurring Expenses 0 2 1 1 Stock Based Compensation - 1 - 1 Special Bonus 3 - - - Adjusted EBITDA $ 21 $ 29 $ 14 $ 22 Note: Non-GAAP financials are unaudited figures. (1) Cost of Revenue consists primarily of direct costs related to selling digital assets and operating Bitcoin Depot’s network of kiosks, excluding depreciation and amortization. 30

Risks Related to Our Business and Industry 1. Our transaction volume may be partially dependent on the prices of digital assets, which can be volatile. If such prices decline, the volume of customer transactions could decrease and our business, operating results, and financial condition would be adversely affected. 2. Our long-term success depends on our ability to develop new and innovative products and services to address and keep pace with the rapidly evolving market for payments and financial services, and, if we are not able to implement successful enhancements and new features for our products and services, our business, operating results and financial condition could be materially and adversely affected. 3. Our risk management efforts may not be effective, which could expose us to losses and liability and otherwise harm our business. 4. We obtain and process a large amount of sensitive customer data. Any real or perceived improper use of, disclosure of, or access to such data could harm our reputation, as well as have an adverse effect on our business. 5. We operate in a highly competitive industry and we compete against unregulated or less regulated companies and companies with greater financial and other resources, and our business, operating results, and financial condition may be adversely affected if we are unable to respond to our competitors effectively. 6. Converting cash into digital assets (and vice versa) involves risks, which could result in loss of customer assets, customer disputes and other liabilities, which could adversely impact our business. 7. Disputes with our customers could adversely impact our brand and reputation and our business, operating results, and financial condition. 8. There are a number of risks associated with our international operations that could adversely affect our business. 9. Our products and services may be exploited to facilitate illegal activity such as fraud, money laundering, gambling, tax evasion, and scams. If any of our customers use our business to further such illegal activities, our business could be adversely affected. 10. If we fail to retain existing customers or add new customers, or if our customers decrease their level of engagement with our products and services, our business, operating results, and financial condition may be significantly harmed. 11. Our strategy and focus on delivering high-quality, compliant, easy-to-use, and secure digital asset-related services may not maximize short-term or medium-term financial results. 12. From time to time, we may encounter technical issues in connection with the integration of supported digital assets and changes and upgrades to their underlying networks, which could adversely affect our business. 13. Any significant disruption in our kiosks or software, in our information technology systems, or in any of the blockchain networks related to our business, could result in a loss of customers or funds and adversely impact our brand and reputation and our business, operating results, and financial condition. 14. Banks and financial institutions may not provide banking services, or may cut off services, to businesses that engage in bitcoin- and/or other digital asset-related activities, or that accept bitcoin as payment, including financial institutions of investors in our securities, and we may be exposed to counterparty risk as a result. 15. Due to unfamiliarity and some negative publicity associated with digital asset-related businesses, existing and potential customers may lose confidence in digital asset-related products and services which could negatively affect our business. 16. We have entered into, and may enter into in the future, acquisitions, strategic investments, partnerships or relationships, entries into new businesses, joint ventures, divestitures, and other transactions which could fail to achieve strategic objectives, disrupt our ongoing operations or result in operating difficulties, divert the attention of management, liabilities and expenses, harm our business, and negatively impact our results of operations. 17. We may not be able to secure financing on favorable terms, or at all, to meet our future capital needs, and our existing debt financing agreements contain, and any future debt financing agreements may contain, covenants that impact the operation of our business and pursuit of business opportunities. 18. Expanding our business globally subjects us to new challenges and risks. 31

Risks Related to Our Business and Industry (Cont’d) 19. Our business could be harmed if we are unable to accurately forecast demand for digital assets and to adequately manage our digital asset inventory. 20. Cryptocurrency inventory, including the inventory we maintain for our own account or inventory that may be maintained for us, and any investments in digital assets, are subject to volatile market prices, impairment, and other risks of loss. 21. Our products and services may not function as intended due to undetected errors in our software, hardware, and systems, product defects, developmental delays, or due to security breaches or incidents or human error in administering these systems, which could damage customer or third-party relations, decrease our potential profitability and expose us to liability, and materially and adversely affect our business. 22. Cybersecurity threats continue to increase in frequency and sophistication; a successful cybersecurity attack could interrupt or disrupt our information technology systems or cause the loss of confidential or protected data which could disrupt our business, force us to incur excessive costs or cause reputational harm. 23. Litigation or investigations involving us, our agents or other contractual counterparties could result in material settlements, fines or penalties and may adversely affect our business, financial condition and results of operations. 24. Major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions, could adversely affect our business, financial condition and results of operations. 25. Our recent rapid growth, including growth in our transaction volume, may not be indicative of our future growth. Our rapid growth also makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful. 26. The further development and acceptance of digital asset networks and other digital assets, which represent a new and rapidly changing industry, are subject to a variety of factors that are difficult to predict and evaluate. The slowing or stopping of the development or acceptance of digital asset systems may adversely affect an investment in us. 27. Fluctuations in currency exchange rates could harm our operating results and financial condition. 28. If we are unable to adequately protect our brand and the intellectual property rights related to our existing and any new or enhanced products and services, or if we infringe on the rights of others, our business, prospects, financial condition and results of operations could be adversely affected. 29. We are subject to economic and geopolitical risk, business cycles, and the overall level of consumer, business and government spending, which could negatively affect our business, financial condition, results of operations and cash flows. 30. We depend on major mobile operating systems and third-party platforms. If Google Play, the Apple App Store, or other platforms prevent customers from downloading our mobile app, our ability to grow may be adversely affected. 31. If miners or validators of any supported digital asset demand high transaction fees, our operating results may be adversely affected. 32. We rely on search engines, social networking sites and other web-based platforms to attract a meaningful portion of our customers, and if those search engines, social networking sites and other web- based platforms change their listings or policies regarding advertising, or increase their pricing or suffer problems, it may limit our ability to attract new customers. 32

Risks Related to Government Regulation and Privacy Matters 33. Any failure to obtain or maintain necessary money transmission licenses could adversely affect our operations. 34. We are subject to an extensive and highly-evolving regulatory landscape and any adverse changes to, or our failure to comply with, any laws and regulations could adversely affect our brand, reputation, business, operating results, and financial condition. 35. It may be illegal now, or in the future, to acquire, own, hold, sell or use bitcoin, or other cryptocurrencies, participate in blockchains or utilize similar digital assets in one or more countries, the ruling of which would adversely affect us. 36. The theft, loss, or destruction of private keys required to access any digital assets held in custody for our own account or for our customers may be irreversible. If we are unable to access our private keys or if we experience a hack or other data loss relating to our ability to access any digital assets, it could cause regulatory scrutiny, reputational harm, and other losses. 37. The digital asset economy is novel and has limited access to policymakers or lobbying organizations, which may harm our ability to effectively react to proposed legislation and regulation of digital assets or digital asset businesses adverse to our company. 38. Our obligations to comply with the laws, rules, regulations, and policies of a variety of international jurisdictions may increase and we may be subject to inquiries, investigations, and enforcement actions by U.S. and non-U.S. regulators and governmental authorities, including those related to sanctions, export control, and anti-money laundering. 39. Complex and evolving U.S. and international laws and regulation regarding privacy and data protection could result in claims, changes to our business practices, penalties, increased cost of operations or otherwise harm our business. 40. We are subject to compliance with U.S. anti-money laundering laws, the Bank Secrecy Act, the Dodd-Frank Act, the Foreign Corrupt Practices Act and numerous laws and regulations. Failure to comply with these laws could result in material settlements, fines, penalties and increased operating costs, all of which may adversely affect our business, financial condition and results of operations. 41. Future developments in tax laws or regulations regarding the treatment and reporting of digital assets for U.S. and foreign tax purposes could adversely impact our tax expense and liabilities, reporting obligations, liquidity and business. 42. Digital assets held by us are not subject to Federal Deposit Insurance Corporation or Securities Investor Protection Corporation protections. 43. If we were deemed to be an investment company under the Investment Company Act of 1940, applicable restrictions could make it impractical for us to continue our business as contemplated and could have a material adverse effect on our business, financial condition and results of operations. Risks Related to Third Parties 44. We currently rely on third-party service providers and their systems for certain aspects of our operations, and any interruptions in services provided by these third parties may impair our ability to support our customers. 45. Many of our kiosks and key components to these kiosks are procured from a single or limited number of suppliers. Thus, we are at risk of shortage, price increases, tariffs, changes, delay, or discontinuation of these kiosks or components, which could disrupt and materially and adversely affect our business. 46. A substantial portion of our kiosks are placed with a small number of merchants as of the date of this presentation. The expiration, termination or renegotiation of any of these contracts with our top merchants, or if one or more of our top merchants were to cease doing business with us, or substantially reduce its dealings with us, could cause our revenues to decline significantly and our business, financial condition and results of operations could be adversely impacted. 33

Risk Related to Management and Employees 47. Our founder and chief executive officer has control over key decision making as a result of his control of a majority of the voting power of our outstanding capital stock. 48. Our management team has limited experience managing a public company. 49. The loss of one or more of our key personnel, or our failure to attract and retain other highly qualified personnel in the future, could adversely impact our business, operating results, and financial condition. 50. Our officers, directors, employees, and large stockholders may encounter potential conflicts of interests with respect to their positions or interests in digital assets, entities, and other initiatives, which could adversely affect our business and reputation. General Risk Factors 51. Adverse economic conditions may adversely affect our business. 52. Investors’ expectations of our performance relating to environmental, social and governance factors may impose additional costs and expose us to new risks. 53. We may be adversely affected by natural disasters, pandemics such as COVID-19, and other catastrophic events, and by man-made problems such as geopolitical conflicts and terrorism, that could disrupt our business operations, and our business continuity and disaster recovery plans may not adequately protect us from a serious disaster. 54. The requirements of being a public company, including maintaining adequate internal control over our financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act, may strain our resources, divert management’s attention, and affect our ability to attract and retain executive management and qualified board members. 55. We might require additional capital to support business growth, and this capital might not be available. 56. Our projections are subject to significant risks, assumptions, estimates and uncertainties. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations in any given quarter or fiscal year. 57. Key business metrics and other estimates are subject to inherent challenges in measurement, and our business, operating results, and financial condition could be adversely affected by real or perceived inaccuracies in those metrics. 58. If our estimates or judgment relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected. 59. The nature of our business requires the application of complex financial accounting rules, and there is limited guidance from accounting standard setting bodies. If financial accounting standards undergo significant changes, our operating results could be adversely affected. 60. We have identified material weaknesses in our internal control over financial reporting. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results, and we may face litigation as a result. 34